EXHIBIT 99.3

                                                        MONTHLY OPERATING REPORT

     CASE NAME: KITTY HAWK CHARTERS, INC.               ACCRUAL BASIS

     CASE NUMBER: 400-42143-BJH                         02/13/95, RWD, 2/96

     JUDGE: BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: MAY 31, 2000


     IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

     RESPONSIBLE PARTY:

     /s/ DREW KEITH                                                CFO
     ---------------------------------------               --------------------
     ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                      TITLE

     Drew Keith                                                   7/3/00
     ---------------------------------------               --------------------
     PRINTED NAME OF RESPONSIBLE PARTY                             DATE

     PREPARER:

     /s/ JESSICA L. WILSON                                 Corporate Controller
     ---------------------------------------               --------------------
     ORIGINAL SIGNATURE OF PREPARER                               TITLE

     Jessica L. Wilson                                            7/3/00
     ---------------------------------------               --------------------
     PRINTED NAME OF PREPARER                                     DATE

                                                    MONTHLY OPERATING REPORT

---------------------------------------
CASE NAME:  KITTY HAWK CHARTERS, INC.                   ACCRUAL BASIS-1
---------------------------------------
CASE NUMBER: 400-42143-BJH                          02/13/95, RWD, 2/96
---------------------------------------


COMPARATIVE BALANCE SHEET

-----------------------------------------------------------------------------------------------
                                      SCHEDULE          MONTH          MONTH          MONTH
                                                   --------------------------------------------
      ASSETS                           AMOUNT           MAY-00
-----------------------------------------------------------------------------------------------
1. UNRESTRICTED CASH ............   $     15,476    ($   151,013)
-----------------------------------------------------------------------------------------------
2. RESTRICTED CASH
-----------------------------------------------------------------------------------------------
3. TOTAL CASH ...................   $     15,476    ($   151,013)   $          0   $          0
-----------------------------------------------------------------------------------------------
4. ACCOUNTS RECEIVABLE  (NET) ...   $ 13,356,789    $ 13,564,511
-----------------------------------------------------------------------------------------------
5. INVENTORY ....................                   $  6,052,580
-----------------------------------------------------------------------------------------------
6. NOTES RECEIVABLE..............
-----------------------------------------------------------------------------------------------
7. PREPAID EXPENSES .............                   ($   131,812)
-----------------------------------------------------------------------------------------------
8. OTHER (ATTACH LIST) ..........   $ 37,290,970    $ 41,538,662
-----------------------------------------------------------------------------------------------
9. TOTAL CURRENT ASSETS .........   $ 50,663,235    $ 60,872,928    $          0   $          0
-----------------------------------------------------------------------------------------------
10. PROPERTY, PLANT & EQUIPMENT .   $ 17,083,867    $ 16,596,922
-----------------------------------------------------------------------------------------------
11. LESS: ACCUMULATED
    DEPRECIATION / DEPLETION ....                   $  5,919,431
-----------------------------------------------------------------------------------------------
12. NET PROPERTY, PLANT &
    EQUIPMENT ...................   $ 17,083,867    $ 10,677,491    $          0   $          0
-----------------------------------------------------------------------------------------------
13. DUE FROM INSIDERS ...........                   $          0
-----------------------------------------------------------------------------------------------
14. OTHER ASSETS - NET OF
    AMORTIZATION (ATTACH LIST) ..                   $          0
-----------------------------------------------------------------------------------------------
15. OTHER (ATTACH LIST)..........
-----------------------------------------------------------------------------------------------
16. TOTAL ASSETS ................   $ 67,747,102    $ 71,550,419    $          0   $          0
-----------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
-----------------------------------------------------------------------------------------------
17. ACCOUNTS PAYABLE ............                   $    463,241
-----------------------------------------------------------------------------------------------
18. TAXES PAYABLE ...............                   $    371,793
-----------------------------------------------------------------------------------------------
19. NOTES PAYABLE................
-----------------------------------------------------------------------------------------------
20. PROFESSIONAL FEES............
-----------------------------------------------------------------------------------------------
21. SECURED DEBT.................
-----------------------------------------------------------------------------------------------
22. OTHER (ATTACH LIST) .........                   $  1,027,997
-----------------------------------------------------------------------------------------------
23. TOTAL POSTPETITION
    LIABILITIES .................                   $  1,863,031    $          0    $          0
-----------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
-----------------------------------------------------------------------------------------------
24. SECURED DEBT ................   $    152,776    $    152,776
-----------------------------------------------------------------------------------------------
25. PRIORITY DEBT ...............   $    380,384    $          0
-----------------------------------------------------------------------------------------------
26. UNSECURED DEBT ..............   $ 10,596,326    $ 19,316,907
-----------------------------------------------------------------------------------------------
27. OTHER (ATTACH LIST) .........                   $          0
-----------------------------------------------------------------------------------------------
28. TOTAL PREPETITION LIABILITIES   $ 11,129,486    $ 19,469,683    $          0   $          0
-----------------------------------------------------------------------------------------------
29. TOTAL LIABILITIES ...........   $ 11,129,486    $ 21,332,714    $          0   $          0
-----------------------------------------------------------------------------------------------
EQUITY
-----------------------------------------------------------------------------------------------
30. PREPETITION OWNERS' EQUITY ..                   $ 49,838,534
-----------------------------------------------------------------------------------------------
31. POSTPETITION CUMULATIVE
    PROFIT OR (LOSS) ............                   $    379,171
-----------------------------------------------------------------------------------------------
32. DIRECT CHARGES TO EQUITY
    (ATTACH EXPLANATION)
-----------------------------------------------------------------------------------------------
33. TOTAL EQUITY ................   $          0    $ 50,217,705    $          0   $          0
-----------------------------------------------------------------------------------------------
34. TOTAL LIABILITIES &
    OWNERS' EQUITY ..............   $ 11,129,486    $ 71,550,419    $          0   $          0
-----------------------------------------------------------------------------------------------

                                                 MONTHLY OPERATING REPORT

---------------------------------------
CASE  NAME:  KITTY HAWK CHARTERS, INC.        ACCRUAL BASIS-2
---------------------------------------
CASE  NUMBER: 400-42143-BJH                       02/13/95, RWD, 2/96
---------------------------------------

INCOME STATEMENT
-----------------------------------------------------------------------------------------------
                                            MONTH         MONTH          MONTH       QUARTER
                                        ------------------------------------------
REVENUES                                   MAY-00                                     TOTAL
-----------------------------------------------------------------------------------------------
1. GROSS REVENUES ...................   $ 8,346,976                                 $ 8,346,976
-----------------------------------------------------------------------------------------------
2. LESS: RETURNS & DISCOUNTS ........   $         0                                 $         0
-----------------------------------------------------------------------------------------------
3. NET REVENUE ......................   $ 8,346,976    $         0    $         0   $ 8,346,976
-----------------------------------------------------------------------------------------------
COST OF GOODS SOLD
-----------------------------------------------------------------------------------------------
4. MATERIAL .........................                                               $         0
-----------------------------------------------------------------------------------------------
5. DIRECT LABOR .....................                                               $         0
-----------------------------------------------------------------------------------------------
6. DIRECT OVERHEAD ..................                                               $         0
-----------------------------------------------------------------------------------------------
7. TOTAL COST OF GOODS SOLD .........   $         0    $         0    $         0   $         0
-----------------------------------------------------------------------------------------------
8. GROSS PROFIT .....................   $ 8,346,976    $         0    $         0   $ 8,346,976
-----------------------------------------------------------------------------------------------
OPERATING EXPENSES
-----------------------------------------------------------------------------------------------
9. OFFICER/INSIDER  COMPENSATION ....   $    14,808                                 $    14,808
-----------------------------------------------------------------------------------------------
10. SELLING & MARKETING .............                                               $         0
-----------------------------------------------------------------------------------------------
11. GENERAL & ADMINISTRATIVE ........   $   415,265                                 $   415,265
-----------------------------------------------------------------------------------------------
12. RENT & LEASE ....................                                               $         0
-----------------------------------------------------------------------------------------------
13. OTHER (ATTACH LIST) .............   $ 7,213,658                                 $ 7,213,658
-----------------------------------------------------------------------------------------------
14. TOTAL OPERATING EXPENSES ........   $ 7,643,731    $         0    $         0   $ 7,643,731
-----------------------------------------------------------------------------------------------
15. INCOME BEFORE NON-OPERATING
    INCOME & EXPENSE ................   $   703,245    $         0    $         0   $   703,245
-----------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
-----------------------------------------------------------------------------------------------
16. NON-OPERATING INCOME (ATT. LIST)                                                $         0
-----------------------------------------------------------------------------------------------
17. NON-OPERATING EXPENSE (ATT. LIST)                                               $         0
-----------------------------------------------------------------------------------------------
18. INTEREST EXPENSE ................   ($   47,642)                                ($   47,642)
-----------------------------------------------------------------------------------------------
19. DEPRECIATION/DEPLETION ..........   $   165,362                                 $   165,362
-----------------------------------------------------------------------------------------------
20. AMORTIZATION ....................                                               $         0
-----------------------------------------------------------------------------------------------
21. OTHER (ATTACH LIST) .............                                               $         0
-----------------------------------------------------------------------------------------------
22. NET OTHER INCOME & EXPENSES .....   $   117,720    $         0    $         0   $   117,720
-----------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-----------------------------------------------------------------------------------------------
23. PROFESSIONAL FEES ...............                                               $         0
-----------------------------------------------------------------------------------------------
24. U.S. TRUSTEE FEES ...............                                               $         0
-----------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST) .............                                               $         0
-----------------------------------------------------------------------------------------------
26. TOTAL REORGANIZATION EXPENSES ...   $         0    $         0    $         0   $         0
-----------------------------------------------------------------------------------------------
27. INCOME TAX ......................   $   206,354                                 $   206,354
-----------------------------------------------------------------------------------------------
28. NET PROFIT (LOSS) ...............   $   379,171    $         0    $         0   $   379,171
-----------------------------------------------------------------------------------------------

                                                 MONTHLY OPERATING REPORT

--------------------------------------
CASE  NAME:  KITTY HAWK CHARTERS, INC.        ACCRUAL BASIS-3
--------------------------------------
CASE  NUMBER: 400-42143-BJH                      02/13/95, RWD, 2/96
--------------------------------------

-------------------------------------------------------------------------------------------
CASH RECEIPTS AND                      MONTH          MONTH         MONTH         QUARTER
                                    -------------------------------------------------------
DISBURSEMENTS                          MAY-00                                      TOTAL
-------------------------------------------------------------------------------------------
1. CASH - BEGINNING OF MONTH ....   $    45,981                                 $    45,981
-------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
-------------------------------------------------------------------------------------------
2.  CASH SALES ..................   $    10,657                                 $    10,657
-------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
-------------------------------------------------------------------------------------------
3. PREPETITION ..................   $ 7,936,872                                 $ 7,936,872
-------------------------------------------------------------------------------------------
4. POSTPETITION .................   $         0                                 $         0
-------------------------------------------------------------------------------------------
5. TOTAL OPERATING RECEIPTS .....   $ 7,947,529    $         0    $         0   $ 7,947,529
-------------------------------------------------------------------------------------------
NON-OPERATING RECEIPTS
-------------------------------------------------------------------------------------------
6. LOANS & ADVANCES (ATTACH LIST)   $         0                                 $         0
-------------------------------------------------------------------------------------------
7. SALE OF ASSETS ...............   $         0                                 $         0
-------------------------------------------------------------------------------------------
8. OTHER (ATTACH LIST) ..........   ($8,144,523)                                ($8,144,523)
-------------------------------------------------------------------------------------------
9. TOTAL NON-OPERATING RECEIPTS .   ($8,144,523)   $         0    $         0   ($8,144,523)
-------------------------------------------------------------------------------------------
10. TOTAL RECEIPTS ..............   ($  196,994)   $         0    $         0   ($  196,994)
-------------------------------------------------------------------------------------------
11. TOTAL CASH AVAILABLE ........   ($  151,013)   $         0    $         0   ($  151,013)
-------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
-------------------------------------------------------------------------------------------
12. NET PAYROLL .................   $         0                                 $         0
-------------------------------------------------------------------------------------------
13. PAYROLL TAXES PAID ..........   $         0                                 $         0
-------------------------------------------------------------------------------------------
14. SALES, USE & OTHER TAXES PAID   $         0                                 $         0
-------------------------------------------------------------------------------------------
15. SECURED/RENTAL/LEASES .......   $         0                                 $         0
-------------------------------------------------------------------------------------------
16. UTILITIES ...................   $         0                                 $         0
-------------------------------------------------------------------------------------------
17. INSURANCE ...................   $         0                                 $         0
-------------------------------------------------------------------------------------------
18. INVENTORY PURCHASES .........   $         0                                 $         0
-------------------------------------------------------------------------------------------
19. VEHICLE EXPENSES ............   $         0                                 $         0
-------------------------------------------------------------------------------------------
20. TRAVEL ......................   $         0                                 $         0
-------------------------------------------------------------------------------------------
21. ENTERTAINMENT ...............   $         0                                 $         0
-------------------------------------------------------------------------------------------
22. REPAIRS & MAINTENANCE .......   $         0                                 $         0
-------------------------------------------------------------------------------------------
23. SUPPLIES ....................   $         0                                 $         0
-------------------------------------------------------------------------------------------
24. ADVERTISING .................   $         0                                 $         0
-------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST) .........   $         0                                 $         0
-------------------------------------------------------------------------------------------
26. TOTAL OPERATING DISBURSEMENTS   $         0    $         0    $         0   $         0
-------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-------------------------------------------------------------------------------------------
27. PROFESSIONAL FEES ...........   $         0                                 $         0
-------------------------------------------------------------------------------------------
28. U.S. TRUSTEE FEES ...........   $         0                                 $         0
-------------------------------------------------------------------------------------------
29. OTHER (ATTACH LIST) .........   $         0                                 $         0
-------------------------------------------------------------------------------------------
30. TOTAL REORGANIZATION EXPENSES   $         0    $         0    $         0   $         0
-------------------------------------------------------------------------------------------
31. TOTAL DISBURSEMENTS .........   $         0    $         0    $         0   $         0
-------------------------------------------------------------------------------------------
32. NET CASH FLOW ...............   ($  196,994)   $         0    $         0   ($  196,994)
-------------------------------------------------------------------------------------------
33. CASH - END OF MONTH .........   ($  151,013)   $         0    $         0   ($  151,013)
-------------------------------------------------------------------------------------------

                                                 MONTHLY OPERATING REPORT

CASE  NAME:  KITTY HAWK CHARTERS, INC.        ACCRUAL BASIS-4

CASE  NUMBER: 400-42143-BJH                      02/13/95, RWD, 2/96

--------------------------------------------------------------------------------------
                                       SCHEDULE       MONTH        MONTH        MONTH
ACCOUNTS RECEIVABLE AGING               AMOUNT        MAY-00
--------------------------------------------------------------------------------------
1. 0-30 ..........................                 $ 6,667,898
--------------------------------------------------------------------------------------
2. 31-60 .........................                 $ 2,719,399
--------------------------------------------------------------------------------------
3. 61-90 .........................                 $ 1,140,125
--------------------------------------------------------------------------------------
4. 91+ ...........................                 $ 2,961,280
--------------------------------------------------------------------------------------
5. TOTAL ACCOUNTS RECEIVABLE .....   $         0   $13,488,702   $       0   $       0
--------------------------------------------------------------------------------------
6. AMOUNT CONSIDERED UNCOLLECTIBLE                 $         0
--------------------------------------------------------------------------------------
7. ACCOUNTS RECEIVABLE (NET) .....   $         0   $13,488,702   $       0   $       0
--------------------------------------------------------------------------------------


AGING OF POSTPETITION TAXES AND PAYABLES         MONTH:          MAY-00
--------------------------------------------------------------------------------------
                                0-30        31-60       61-90       91+
TAXES PAYABLE                   DAYS        DAYS        DAYS        DAYS        TOTAL
--------------------------------------------------------------------------------------
1. FEDERAL ..............     $364,293    $      0    $      0    $      0    $364,293
--------------------------------------------------------------------------------------
2. STATE ................     $      0    $      0    $      0    $      0    $      0
--------------------------------------------------------------------------------------
3. LOCAL ................     $  7,500    $      0    $      0    $      0    $  7,500
--------------------------------------------------------------------------------------
4. OTHER (ATTACH LIST) ..     $      0    $      0    $      0    $      0    $      0
--------------------------------------------------------------------------------------
5. TOTAL TAXES PAYABLE ..     $371,793    $      0    $      0    $      0    $371,793
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
6. ACCOUNTS PAYABLE .....     $463,241    $      0    $      0    $      0    $463,241
--------------------------------------------------------------------------------------



STATUS OF POSTPETITION TAXES                     MONTH:          MAY-00
--------------------------------------------------------------------------------------
                                   BEGINNING       AMOUNT                     ENDING
                                      TAX       WITHHELD AND/    AMOUNT         TAX
FEDERAL                            LIABILITY*    0R ACCRUED       PAID       LIABILITY
--------------------------------------------------------------------------------------
1.  WITHHOLDING** ..............    $      0      $241,456      $241,456      $      0
--------------------------------------------------------------------------------------
2.  FICA-EMPLOYEE** ............    $      0      $      0      $      0      $      0
--------------------------------------------------------------------------------------
3.  FICA-EMPLOYER** ............    $      0      $      0      $      0      $      0
--------------------------------------------------------------------------------------
4.  UNEMPLOYMENT ...............    $      0      $      0      $      0      $      0
--------------------------------------------------------------------------------------
5.  INCOME .....................    $      0      $206,354      $      0      $206,354
--------------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST) ........    $      0      $      0      $      0      $      0
--------------------------------------------------------------------------------------
7.  TOTAL FEDERAL TAXES ........    $      0      $447,810      $241,456      $206,354
--------------------------------------------------------------------------------------
STATE AND LOCAL
--------------------------------------------------------------------------------------
8.  WITHHOLDING ................    $      0      $      0      $      0      $      0
--------------------------------------------------------------------------------------
9.  SALES ......................    $      0      $      0      $      0      $      0
--------------------------------------------------------------------------------------
10. EXCISE .....................    $136,514      $157,939      $136,514      $157,939
--------------------------------------------------------------------------------------
11. UNEMPLOYMENT ...............    $      0      $      0      $      0      $      0
--------------------------------------------------------------------------------------
12. REAL PROPERTY ..............    $      0      $  7,500      $      0      $  7,500
--------------------------------------------------------------------------------------
13. PERSONAL PROPERTY ..........    $      0      $      0      $      0      $      0
--------------------------------------------------------------------------------------
14. OTHER (ATTACH LIST) ........    $      0      $      0      $      0      $      0
--------------------------------------------------------------------------------------
15. TOTAL STATE & LOCAL ........    $136,514      $165,439      $136,514      $165,439
--------------------------------------------------------------------------------------
16. TOTAL TAXES ................    $136,514      $613,249      $377,970      $371,793
--------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                 MONTHLY OPERATING REPORT

--------------------------------------
CASE  NAME:  KITTY HAWK CHARTERS, INC.        ACCRUAL BASIS-5
--------------------------------------
CASE  NUMBER: 400-42143-BJH                      02/13/95, RWD, 2/96
--------------------------------------


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                 MONTH:          MAY-00
BANK  RECONCILIATIONS
                                      Account #1   Account #2  Account #3
-------------------------------------------------------------------------------------
A. BANK: ..........................   Bank One     Sun Trust

B. ACCOUNT NUMBER: ................  100128198       5572932                  TOTAL

C. PURPOSE (TYPE): ................    Deposit     Operating
                                                                            ---------
1. BALANCE PER BANK STATEMENT .....   $       0    $  41,888                $  41,888
                                                                            ---------
2. ADD: TOTAL DEPOSITS NOT CREDITED   $       0                             $       0
                                                                            ---------
3. SUBTRACT: OUTSTANDING CHECKS ...   $       0                             $       0
                                                                            ---------
4. OTHER RECONCILING ITEMS ........   ($207,651)   $       0                ($207,651)
                                                                            ---------
5. MONTH END BALANCE PER BOOKS ....   ($207,651)   $  41,888   $       0    ($165,763)
                                                                            ---------
6. NUMBER OF LAST CHECK WRITTEN ...   No checks    No checks
-------------------------------------------------------------------------------------


INVESTMENT ACCOUNTS

-------------------------------------------------------------------------------------
                                      DATE OF       TYPE OF    PURCHASE     CURRENT
BANK, ACCOUNT NAME & NUMBER           PURCHASE     INSTRUMENT   PRICE        VALUE
-------------------------------------------------------------------------------------
7.  N/A
-------------------------------------------------------------------------------------
8.  N/A
-------------------------------------------------------------------------------------
9.  N/A
-------------------------------------------------------------------------------------
10. N/A
-------------------------------------------------------------------------------------
11. TOTAL INVESTMENTS                                                 $0           $0
-------------------------------------------------------------------------------------

CASH

-------------------------------------------------------------------------------------
12. CURRENCY ON HAND ........                                               $  14,750
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
13. TOTAL CASH - END OF MONTH                                               ($151,013)
-------------------------------------------------------------------------------------

                                                 MONTHLY OPERATING REPORT


------------------------------------
CASE NAME: KITTY HAWK CHARTERS, INC.          ACCRUAL BASIS-6
------------------------------------
CASE NUMBER: 400-42143-BJH                       02/13/95, RWD, 2/96
------------------------------------

--------------------------------------------------------------------------------
                                                 MONTH:  May 2000

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                    INSIDERS
--------------------------------------------------------------------------------
                                               TYPE OF       AMOUNT   TOTAL PAID
            NAME                               PAYMENT        PAID      TO DATE
--------------------------------------------------------------------------------
1. Toby Skaar ............................      Salary      $ 4,808     $ 4,808
--------------------------------------------------------------------------------
2. Doug Kalitta ..........................      Salary      $10,000     $10,000
--------------------------------------------------------------------------------
3. N/A....................................
--------------------------------------------------------------------------------
4. N/A....................................
--------------------------------------------------------------------------------
5. N/A....................................
--------------------------------------------------------------------------------
6. TOTAL PAYMENTS
   TO INSIDERS ...........................                  $14,808     $14,808
--------------------------------------------------------------------------------

                                  PROFESSIONALS
--------------------------------------------------------------------------------
                       DATE OF COURT                                   TOTAL
                     ORDER AUTHORIZING  AMOUNT  AMOUNT  TOTAL PAID    INCURRED
       NAME               PAYMENT      APPROVED  PAID     TO DATE    & UNPAID *
--------------------------------------------------------------------------------
1. N/A..........................
--------------------------------------------------------------------------------
2. N/A..........................
--------------------------------------------------------------------------------
3. N/A..........................
--------------------------------------------------------------------------------
4. N/A..........................
--------------------------------------------------------------------------------
5. N/A..........................
--------------------------------------------------------------------------------
6. TOTAL PAYMENTS
   TO PROFESSIONALS ............          $0       $0       $0           $0
--------------------------------------------------------------------------------

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION
PAYMENTS

--------------------------------------------------------------------------------
                                         SCHEDULED       AMOUNTS
                                          MONTHLY         PAID         TOTAL
                                         PAYMENTS        DURING        UNPAID
         NAME OF CREDITOR                  DUE            MONTH     POSTPETITION
--------------------------------------------------------------------------------
1. GE Capital ..................         $11,579         $     0      $23,158
--------------------------------------------------------------------------------
2. N/A..........................
--------------------------------------------------------------------------------
3. N/A..........................
--------------------------------------------------------------------------------
4. N/A..........................
--------------------------------------------------------------------------------
5. N/A..........................
--------------------------------------------------------------------------------
6. TOTAL .......................         $11,579         $     0      $23,158
--------------------------------------------------------------------------------

                                                 MONTHLY OPERATING REPORT
--------------------------------------
CASE  NAME:  KITTY HAWK CHARTERS, INC.        ACCRUAL  BASIS-7
--------------------------------------
CASE  NUMBER: 400-42143-BJH                             02/13/95, RWD, 2/96
--------------------------------------

                                                 MONTH:     MAY-00

QUESTIONNAIRE
------------------------------------------------------------------------------------------
                                                                              YES      NO
------------------------------------------------------------------------------------------
1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF
    BUSINESS THIS REPORTING PERIOD?                                                     X
------------------------------------------------------------------------------------------
2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN
    POSSESSION ACCOUNT?                                                                 X
------------------------------------------------------------------------------------------
3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM
    RELATED PARTIES?                                                                    X
------------------------------------------------------------------------------------------
4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING
    PERIOD?                                                                             X
------------------------------------------------------------------------------------------
5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?             X
------------------------------------------------------------------------------------------
6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                        X
------------------------------------------------------------------------------------------
7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                        X
------------------------------------------------------------------------------------------
8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                    X
------------------------------------------------------------------------------------------
9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                          X
------------------------------------------------------------------------------------------
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                          X
------------------------------------------------------------------------------------------
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?                   X
------------------------------------------------------------------------------------------
12. ARE ANY WAGE PAYMENTS PAST DUE?                                                     X
------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------


INSURANCE
------------------------------------------------------------------------------------------
                                                                              YES      NO
------------------------------------------------------------------------------------------
1.  ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY
    INSURANCE COVERAGES IN EFFECT?                                             X
------------------------------------------------------------------------------------------
2.  ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                     X
------------------------------------------------------------------------------------------
3.  PLEASE ITEMIZE POLICIES BELOW.
------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------


                              INSTALLMENT PAYMENTS
------------------------------------------------------------------------------------------
          TYPE  OF                                                          PAYMENT AMOUNT
           POLICY                      CARRIER         PERIOD COVERED         & FREQUENCY
------------------------------------------------------------------------------------------
See Kitty Hawk, Inc. Case #400-42141
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

--------------------------------------
CASE  NAME:  KITTY HAWK CHARTERS, INC.           FOOTNOTES SUPPLEMENT
--------------------------------------
CASE  NUMBER: 400-42143-BJH                      ACCRUAL BASIS
--------------------------------------

                                            MONTH:  May-00


--------------------------------------------------------------------------------
ACCRUAL BASIS    LINE
FORM NUMBER     NUMBER                      FOOTNOTE/EXPLANATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       6                        All Professional fees related to the
--------------------------------------------------------------------------------
                                Reorganization of the Company are disbursed out
--------------------------------------------------------------------------------
                                of Kitty Hawk, Inc. (Parent Company). Refer to
--------------------------------------------------------------------------------
                                Case # 400-42141
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       7                        All insurance plans related to the Company are
--------------------------------------------------------------------------------
                                carried at Kitty Hawk, Inc. (Parent Company).
--------------------------------------------------------------------------------
                                Refer to Case # 400-42141.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       3           3            The current general ledger system is not able
--------------------------------------------------------------------------------
                                to provide a detail of customer cash receipts
--------------------------------------------------------------------------------
                                segregated by prepetition accounts receivable
--------------------------------------------------------------------------------
                                and post petition accounts receivable.
--------------------------------------------------------------------------------
                                Therefore, cash receipts is provided in total
--------------------------------------------------------------------------------
                                for the month.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       3           8            All cash received into the Company cash
--------------------------------------------------------------------------------
                                accounts is swept each night to Kitty Hawk, Inc.
--------------------------------------------------------------------------------
                                Master Account (see Case #400-42141).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       3          31            All disbursements (either by wire transfer or
--------------------------------------------------------------------------------
                                check), including payroll are disbursed out of
--------------------------------------------------------------------------------
                                the Kitty Hawk, Inc. controlled disbursement
--------------------------------------------------------------------------------
                                account.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       4           6            All assessment of uncollectible accounts
--------------------------------------------------------------------------------
                                receivable are done at Kitty Hawk, Inc. Refer to
--------------------------------------------------------------------------------
                                Case #400-4214. All reserves are recorded at
--------------------------------------------------------------------------------
                                Inc. and pushed down to Inc.'s subsidiaries as
--------------------------------------------------------------------------------
                                deemed necessary.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       4           7            The A/R aging does not reconcile to the general
--------------------------------------------------------------------------------
                                ledger due to historical system problems.
--------------------------------------------------------------------------------
                                Difference is $75,809.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       1           1            Cash is negative for the month due to a cash
--------------------------------------------------------------------------------
                                receipt not being posted to the general ledger
--------------------------------------------------------------------------------
                                prior to the month being closed. This will be
--------------------------------------------------------------------------------
                                corrected in the following month.
--------------------------------------------------------------------------------

CASE NAME: KITTY HAWK CHARTERS, INC.

CASE NUMBER: 00-42143

DETAILS OF OTHER ITEMS


ACCRUAL BASIS-1


8.  OTHER (ATTACH LIST) .............................   $41,538,662 Reported
                                                        -----------
        Intercompany Receivables ....................    41,491,337
        Contra A/R ..................................           420
        A/R Other ...................................        52,231
        A/R Clearing ................................        78,621
        A/R Customer Refund .........................        30,735
        A/R Accrued .................................      (197,342)
        A/R 401(k) Loan .............................        (3,162)
        A/R Employees ...............................        35,878
        A/R Clothing Sales ..........................        11,600
        A/R Payroll Advance .........................          --
        Fuel Inventory ..............................        33,366
        Misc ........................................        (3,272)
        Security Deposit ............................         8,250
                                                        -----------
                                                         41,538,662 Detail
                                                        -----------
                                                                  - Difference



22. OTHER (ATTACH LIST) .............................   $ 1,027,997 Reported
                                                        -----------

        Accrued charter expenses ....................       759,089
        Accrued Salaries/Wages ......................       (27,323)
        Accrued 401(k) ..............................        (1,693)
        Accrued accounting/legal ....................        20,000
        A/P Unrecorded ..............................        26,000
        Adjusted FET ................................      (180,764)
        Misc ........................................           104
        Accrued Fuel ................................       432,582
                                                        -----------
                                                          1,027,995 Detail
                                                        -----------
                                                                  2 Difference




ACCRUAL BASIS-2

13. OTHER (ATTACH LIST) .............................   $ 7,213,658 Reported
                                                        -----------
        Ondemand costs ..............................     5,623,769
        135 Airline charter costs ...................       110,748
        Fuel ........................................       496,006
        Wages .......................................       699,442
        Travel expense ..............................        10,052
        Insurance ...................................        39,717
        Other .......................................         2,577
        Rotables/Repair/Consumables..................       235,933
        Shipping ....................................         2,648
        Shop materials/equip rental..................        14,230
        Maintenance allocation ......................       (21,463)
                                                        -----------
                                                          7,213,659 Detail
                                                        -----------
                                                                 (1)Difference